WCM Focused International Growth Fund Investor Class: WCMRX Institutional Class: WCMIX
Summary Prospectus	September 8, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at www.wcminvestfunds.com/portfolios/focused-international-growth-fund.  You may also obtain this information at no cost by calling 888-988-9801 or by sending an e-mail request to fundliterature@wcminvest.com. The Fund's Prospectus and SAI, both dated September 1, 2014, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.
Investment Objective

The investment objective of the WCM Focused International Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		Investor Class Shares		Institutional Class Shares
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		1.00%		1.00%
Wire fee		$20		$20
Overnight check delivery fee		$15		$15
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses		0.23%		0.23%
Shareholder servicing fee	0.05%		0.05%
All other expenses	0.18%		0.18%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses1		1.34%		1.09%

1
The total annual fund operating expenses and net operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$136	$425	$734	$1,613
Institutional Class	$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 75% of its net assets in equity securities of non-U.S. domiciled companies or depository receipts of non-U.S. domiciled companies located in developed countries and in emerging market countries.  The Fund’s investments in equity securities may include common stocks, preferred stocks and warrants.

The Fund’s investments in depository receipts may include American, European, Canadian and Global Depository Receipts (“ADRs”, “EDRs”, “CDRs” and “GDRs”, respectively).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive fundamentals, such as long-term growth in revenue and earnings, and that show a strong probability for superior future growth.  The  advisor’s investment process focuses on seeking companies that are industry leaders with sustainable competitive advantages; corporate cultures emphasizing strong, quality and experienced management; low or no debt; and attractive relative valuations.  The Fund’s advisor also considers other factors including political risk, monetary policy risk, and regulatory risk in selecting securities.

Although the Fund may invest in any size companies, it will generally invest in large capitalization established multinational companies.  The Fund’s advisor considers large capitalization companies to be those with market capitalization of $5 billion or greater at the time of investment.  The Fund generally will invest in securities of companies located in different regions and in at least three different countries.  However, from time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing

Risk is inherent in all investing.  A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money.  There can be no assurance that the Fund will achieve its investment objective.

Market Risk.  The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk.  The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Foreign Investment Risk.  The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environment of foreign countries.  In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.  Foreign securities include ADRs, EDRs, CDRs and GDRs.   Unsponsored depository receipts involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Currency Risk.  The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Emerging Market Risks.  Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries.  In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Growth-Oriented Investment Strategies Risk.  Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Large-Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Sector Concentration Risk. The Fund may from time to time invest a large portion of its assets in companies in one or more economic sectors, and thus may be more susceptible to negative events affecting those sectors than other mutual funds.  For example, as of April 30, 2014, 18.8% of the Fund’s assets were invested in the Consumer Staples sector.  Performance of companies in the Consumer Staples sector may be affected by, among other things, consumer tastes, government regulation, marketing, and consumer confidence.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Non-Diversification Risk. The Fund is classified as “non-diversified”, which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.  Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index.  Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ.  Updated performance information is available on the Fund’s website at www.wcminvestfunds.com. or by calling the Fund at 1-888-988-9801.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

The year-to-date return as of June 30, 2014 was 4.07%.

Institutional Shares
Highest Calendar Quarter Return at NAV (non-annualized):	11.09%	Quarter Ended March 31, 2012
Lowest Calendar Quarter Return at NAV (non-annualized):	(7.82)%	Quarter Ended June 30, 2012

Average Annual Total Returns (for the periods ended December 31, 2013)

	1 Year	Since Inception	Inception Date
Institutional Class Shares — Return Before Taxes	21.72%	7.23%	May 31, 2011
Institutional Class Shares — Return After Taxes on Distributions	21.53%	7.15%	May 31, 2011
Institutional Class Shares — Return After Taxes on Distributions and Sale of Fund Shares	12.60%	5.64%	May 31, 2011
Investor Class Shares — Return Before Taxes	21.57%	7.00%	August 31, 2011
MSCI ACWI ex US Index (reflects no deduction for fees, expenses or taxes)	15.29%	5.41%	May 31, 2011
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	22.78%	6.97%	May 31, 2011

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.

The Fund’s performance benchmark was changed from the MSCI EAFE Index to the MSCI ACWI ex US Index which more closely reflects the Fund’s investment strategy.

Investment Advisor

WCM Investment Management (the “Advisor” or “WCM”)

Portfolio Managers

Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA have served as the portfolio managers of the Fund since its inception on May 31, 2011.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

	Investor Class		Institutional Class
Minimum Investments	To Open Your Account	To Add to Your Account	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100	$100,000	$5,000
Direct Retirement Accounts	$1,000	$100	$100,000	$5,000
Automatic Investment Plan	$100	$50	$5,000	$2,500
Gift Account For Minors	$1,000	$500	$100,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.